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                                                                    EXHIBIT 99.E








                  PURCHASE AND SALES AGREEMENT BY AND BETWEEN
            MARIA LUISA SARTI AND ASA FINANZIARIA S.P.A. AND MERRION
               REINSURANCE COMPANY LTD. FOR THE PURCHASE OF THE
                               SIAC ACQUISITION



                 (ORIGINAL IN ITALIAN AND ENGLISH TRANSLATION)

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Between the undersigned:

 . MARIA LUISA SARTI, born in Sesto San Giovanni (MI) on 5 May 1947 and resident in Monza, Via Andrea Doria n. 13 - fiscal code SRT MLS 47E45 I69OW

 .   ASA FINANZIARIA S.P.A., with head office in Milan, Via Fabio Filzi n. 2 -
fiscal code 04509770154, and company capital of L. 2.000.000.000 (deposited), represented by its President SERGIO SEREGNI

 .   MERRION REINSURANCE COMPANY LTD, with head office in Dublin, Ireland, 20
Upper Merrion Street, represented by DAVID GRAHAM DA COSTA, born in London on 6 December 1962 - with power of attorney _______________________, fiscal code 971 9117 0154.


                               Considering that:

1. "SIAC ASSICURAZIONI S.p.A." is running with office in Milan, Via Fabio Filzi 2 - F.C. 01651520155, with a company capital of L. 5.000.000.000, a limited underwriting of L. 2.500.000.000, and a deposited sum of L. 1.560.000.000, registered at the Milan Tribunal n. 143167/3565/17 and C.C.I.A. n. 4028 of the register of companies;

2. the company capital of "SIAC ASSICURAZIONI S.p.A." is held jointly by MARIA LUISA SARTI and ASA FINANZIARIA in the reason of 50% each;

3. the balance sheets relating to the 1993-1994-1995 statements, complete with report on management and auditing report, as well as photocopies of the authorisations for insurance work on some classes, have been assigned to MERRION;

4. it is MERRION intention, upon authorisation from ISVAP, to buy the shares representing 100% of SIAC ASSICURAZIONI's company capital;

5. the present shareholders of "SIAC ASSICURAZIONI", upon authorisation from ISVAP, intend to cede their shares;
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                    The following is agreed and stipulated:

A) MARIA LUISA SARTI and ASA FINANZIARIA undertake to sell to MERRION who in turn undertakes to buy the shares representing 100% of the company capital of SIAC ASSICURAZIONI on the following conditions:

 .   the cedant guarantees that the balance sheet of 31/12/1995 corresponds with the criteria foreseen in arts. 2423 and ss. civil code, for the drawing up and valuation, and also guarantees that the variations between the balance sheet values of 31/12/1995 to the present day are merely correct management procedure in keeping with the civil code and the law on insurance.

 .   the sum is stipulated at L. 5.040.000.000 (4.100.000.000 + 940.000.000 capital increase) to be paid within 30 days from the authorisation given by ISVAP, simultaneously with the endorsement of the shares.

B) MERRION, on request from ISVAP, undertakes to pay the sum of L. 940.000.000 to the current shareholders of SIAC, towards the payment of the remaining undersigned capital, with an obligatory refund by the sellers with a guarantee, in the event that ISVAP does not authorise the payment of the remaining capital undersigned.

This amount, on authorisation from ISVAP, will be considered a part of the purchase price.

C) This agreement is subject to the essential condition that ISVAP consents to the cession of the shares - consent that MERRION is willing to obtain as her responsibility and at her charge - by presenting a formal request by 15 January 1997, as according to the Decree of 10 July 1991 by the Ministry of Industry published in the G.U. n. 161 of 11 July 1991 and subsequent modifications.

D) All the fiscal charges taxes, costs and contributions relating to this agreement will be the complete and sole responsibility of MERRION.

E) The parties expressly agree that for any controversy the Milan Court of Justice will be solely responsible.
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Milan, 4 December 1996


/s/ MARIA LUISA SARTI
- --------------------------------
Maria Luisa Sarti


/s/ SERGIO SEREGNI
- --------------------------------
Asa Finanziaria S.p.A.


/s/ DAVID GRAHAM DA COSTA
- --------------------------------
Merrion Reinsurance Company Ltd.


N.75.369

I the undersigned, dott. Carlo Corso, Notary resident in Milan, registered with the Notary College of Milan, and with my previous expressed and agreed renounce, with my consent, and without any testimony, hereby certify to the assistance of the following:

SARTI MARIA LUISA, born in Sesto San Giovanni (MI) on 15 May 1947, resident in Monza, via Andrea Doria n. 13, insurer;

SERGIO SEREGNI, born in Sesto San Giovanni (MI) on 17 August 1935, resident in Milan, via Fabio Filzi n. 2, a businessman, and president of the company "ASA FINANZIARIA SPA", with office in Milan, via Fabio Filzi 2, having the required power;

DAVID GRAHAM DA COSTA born in London on 6 December 1962, resident in Milan, via Santa Cecilia 2, Director and attorney for "MERRION REINSURANCE COMPANY LTD." with head office in Dublin, Ireland at 20 Upper Merrion Street, having the required power;

of whose personal identity I am certain, and who have signed the above purchase agreement in my presence.

Milan, Piazza San Babila 1, fourth December nineteen ninety six.